SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 18, 2003

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29311	94-3248415
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial Statements: Not applicable

(b)    Pro Forma Financial Information: Not applicable

(c)    Exhibits:

Exhibit No.	Document

99.1	Press Release of Dynegy Inc. dated July 18, 2003

Item 9.     Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

The information in this Current Report on Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On July 18, 2003, Dynegy Inc., the wholly owning parent company of Dynegy Holdings Inc., issued a press release previewing second quarter 2003 results and advising as to a forthcoming update of its 2003 earnings guidance estimate. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY HOLDINGS INC. (Registrant)

Dated: July 18, 2003	By:	/S/ J. KEVIN BLODGETT
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press Release of Dynegy Inc. dated July 18, 2003